Exhibit 10.2

WELLS FARGO FOOTHILL, INC.

Specialty Finance

2450 Colorado Ave., Suite 3000 West

Santa Monica, CA 90404

Dated as of August 15, 2007

VIA FACSIMILE AND FIRST-CLASS MAIL

Equity Media Holdings Corporation, as Borrower Representative

1 Shackleford Drive, Suite 400

Little Rock, Arkansas 72111

Attention: Larry E. Morton, President

Fax No.: (501) 221-1101

Re:	Asset Purchase Agreement, dated August 6, 2007 (the “Purchase Agreement”), by and between Renard Communications Corp. (“Seller”) and EBC Buffalo, Inc. (“Buyer”)

Ladies and Gentlemen:

Reference is hereby made to the Purchase Agreement and to that certain Second Amended and Restated Credit Agreement, dated as of June 29, 2004 (as amended, supplemented and joined, the “Credit Agreement”), among EQUITY MEDIA HOLDINGS CORPORATION, as successor by merger to Equity Broadcasting Corporation (“EMHC”), Buyer, certain of EMHC’s other affiliates (together with EMHC, “Borrowers”), SILVER POINT FINANCE, LLC, as administrative agent (“Silver Point”), WELLS FARGO FOOTHILL, INC., as collateral agent (in such capacity, “Collateral Agent”), and the lenders that are from time to time parties thereto (each a “Lender” and collectively the “Lenders”) for which Collateral Agent is acting as collateral agent.

Borrowers have informed Lenders that Buyer has entered into the Purchase Agreement and that, pursuant to Section 10.11 of the Purchase Agreement, the effectiveness of the Purchase Agreement is conditioned upon the approval of the Required Lenders (as such term is defined in the Credit Agreement).

In the exercise of their discretion as prudent lenders, upon delivery to Collateral Agent of a fully-executed counterpart of this letter, Required Lenders hereby consent to the execution and delivery of the Purchase Agreement by Buyer; provided, however, that by executing a counterpart of this letter, Borrowers acknowledge and agree that Required Lenders have not consented to the consummation of the Closing (as such term is defined in the Purchase Agreement) and any such consent is expressly subject to the timely satisfaction of the following requirements:

A.	Satisfaction of the terms and conditions of the Purchase Agreement as in effect on the date hereof, subject only to waivers, amendments, modifications, or supplements of the terms and conditions thereof in form and substance reasonably satisfactory to the Required Lenders that have been approved by Required Lenders; and

B.	Satisfaction of the conditions precedent to the consummation of any acquisition by any Borrower of any television or radio broadcast properties or stations set forth in Section 7.04(b) of the Credit Agreement.

The consent agreed to herein is strictly limited to the execution and delivery of the Purchase Agreement by Buyer, (ii) shall not extend nor be deemed to extend to the consummation of the Closing, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of any Borrower or any right, privilege or remedy of Agents or Lenders under the Credit Agreement or any of the other Loan Documents (as such term is defined in the Credit Agreement).

Borrowers, jointly and severally, agree to pay on demand all costs and expenses of, or incurred by, Collateral Agent, Silver Point, and Lenders in connection with the preparation, execution and delivery of this letter, including, without limitation, the fees and expenses of counsel to Collateral Agent, Silver Point, and Lenders.

This letter may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Please acknowledge agreement to the terms of the consent granted herein by executing and returning a copy of this letter to Collateral Agent.

Very truly yours,

WELLS FARGO FOOTHILL, INC., as Collateral Agent and a Lender

By:	/s/
Name:
Title:

SILVER POINT FINANCE, LLC, as
Administrative Agent and Documentation Agent

By:	/s/
Name:
Title:

FIELD POINT I, LTD., as a Lender

By:	/s/
Name:
Title:

FIELD POINT II, LTD., as a Lender

By:	/s/
Name:
Title:

SPF CDO I, LTD., as a Lender

By:	/s/
Name:
Title:

FIELD POINT III, LTD., as a Lender

By:	/s/
Name:
Title:

Accepted and agreed this 15th day of August, 2007.

BORROWERS:

EQUITY MEDIA HOLDINGS CORPORATION

By:	/s/
Name:
Title:

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC SCOTTSBLUFF, INC.
EBC ST. LOUIS, INC.
EQUITY NEWS SERVICES, INC., f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION

PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
WYOMING CHANNEL 2, INC.

By:	/s/
Name:
Title:

EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.
NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
EBC BOISE, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport Services, Inc.
EBC NASHVILLE, INC
EBC JACKSONVILLE, INC.

By:	/s/
Name:
Title:

cc:	Friday, Eldredge and Clark

2000 Regions Center

400 West Capitol

Little Rock, Arkansas 72201

Attention: James Saxton, Esq.

Fax No.: (501) 370-1586

Andrew J. Chlebus, Esq.

Edwards Angell Palmer & Dodge, LLP

2800 Financial Plaza

Providence, Rhode Island 02903

Telecopy No.: (401) 276-6611

Gary G. Null, Esq.

Hughes & Luce, LLP

1717 Main Street, Suite 2800

Dallas, Texas 75201

Telecopy No.: (214) 939-5849